Exhibit 10.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of April 19, 2016, among FLOWERS FOODS, INC., a Georgia corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement referred to below, as amended by this Second Amendment. References to Sections or Schedules are references to Sections of, or Schedules to, the Credit Agreement, as applicable, unless otherwise stated.

W I T N E S S E T H:

WHEREAS, the parties hereto are parties to a Credit Agreement, dated as of April 5, 2013 (as amended pursuant to that First Amendment to Credit Agreement, dated as of February 14, 2014, and as further amended, amended and restated, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”), among the Borrower, the Lenders party thereto and the Administrative Agent; and

WHEREAS, the parties hereto desire to amend the Credit Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

I.	Amendments and Agreements with Respect to the Credit Agreement.

(a) Section 3.04 of the Credit Agreement is hereby amended by replacing all references in that Section to “IRS Form W-8BEN” with references to “IRS Form W-8BEN or W-8BEN-E, as applicable.”

(b) Section 7.08 of the Credit Agreement is hereby amended by inserting new Section 7.08(c) immediately following Section 7.08(b) of the Credit Agreement as follows:

“(c) The Borrower will not request any Borrowing, and the Borrower shall not, directly or indirectly, use or otherwise make available to its Subsidiaries or its or their respective directors, officers and employees the proceeds of any Borrowing to fund any activities or business of or with any Sanctioned Person, or in any Sanctioned Country, or in any manner that would result in the violation of any Sanctions required to be observed by any party hereto. No part of the proceeds of any Loan will be used, directly or indirectly, to provide anything of value to any officer or employee of a foreign (non-U.S.) governmental entity or authority, any foreign (non-U.S.) political party, any officer or employee of a foreign (non-U.S.) political party, any candidate for foreign (non-U.S.) political office, any officer or employee of an international organization, and any officer or employee of a foreign (non-U.S.) government or state-owned or controlled entity (collectively referred to as “Foreign Official”), to obtain, retain, or direct business, secure any improper advantage, or influence any act or decision within the scope of that Foreign Official’s lawful duty, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or the UK Bribery Act 2010.”

(c) Section 7.15 of the Credit Agreement is hereby restated in its entirety as follows:

“Section 7.15 Sanctions.

(a) Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors, officers or employees, nor, to the knowledge of the Borrower, any agent of the Borrower acting on behalf of the Borrower, is in violation of any Sanctions or the USA Patriot Act. Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors, officers or employees nor, to the knowledge of the Borrower, any agent of the Borrower or any of its Subsidiaries acting on behalf of the Borrower or any of its Subsidiaries, as the case may be, is a Sanctioned Person.

(b) Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors, officers or employees nor, to the knowledge of the Borrower, any agent of the Borrower or any of its Subsidiaries acting on behalf of the Borrower or any of its respective Subsidiaries, as the case may be, (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of a Sanctioned Person, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property to the extent prohibited by Sanctions or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Sanctions or the USA Patriot Act.”

(d) Section 7 of the Credit Agreement is hereby amended by inserting new Section 7.20 immediately following Section 7.19 of the Credit Agreement as follows:

“Section 7.20 Anti-Corruption; Etc. To the best of Borrower’s knowledge, neither Borrower nor any of its Subsidiaries, or their respective directors, officers, employees, agents, or representatives or any other persons acting on their behalf have, in the course of their actions for, or on behalf of Borrower or its Subsidiaries in the past five years, directly or indirectly, taken any action that violates in any material respect any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption laws.”

(e) Section 8.10(a) of the Credit Agreement is hereby restated in its entirety as follows:

“Notwithstanding anything to the contrary contained herein (but subject to the provisions of the following proviso), the Subsidiaries Guaranty shall be required to be maintained hereunder only to the extent that, and for so long as, subsidiary guarantees granted to the lenders (x) under the Existing Revolving Credit Agreement, (y) under the 2016 Term Loan Credit Agreement or (z) under any refinancing of the Existing Revolving Credit Agreement or the 2016 Term Loan Credit Agreement are in effect (and, unless the provisions of the following proviso are then in effect, each Credit Party which is a party to the Subsidiaries Guaranty shall be released therefrom (and the Administrative Agent shall, upon the Borrower’s request and at the Borrower’s sole cost and expense (and is hereby instructed by the Lenders to), execute and deliver such documents as are reasonably necessary to effect such release) upon the release of such Credit Party from any subsidiary guarantees relating to the Existing Revolving Credit Agreement or the 2016 Term Loan Credit Agreement or any respective refinancing thereof); provided further that, notwithstanding the forgoing, in the event that (x) the Debt Rating falls below both Baa3 from Moody’s and BBB- from S&P, (y) the Borrower fails (for any reason) to obtain and maintain a Debt Rating from both Moody’s and S&P or (z) (1) the Debt Rating falls below either Baa3 from Moody’s or BBB- from S&P and (2) the Borrower fails (for any reason) to obtain and maintain a Debt Rating from either Moody’s or S&P then, following any such event described in preceding clauses (x), (y) or (z), the Borrower shall promptly (and in any event within 30 days following such event) deliver to the Administrative Agent (i) a schedule that sets forth the correct legal name of each Subsidiary of the Borrower, the direct and indirect (if any) owner of each such Subsidiary and whether each such Subsidiary is a Wholly-Owned Domestic Subsidiary and (ii) a Subsidiaries Guaranty substantially in the form of Exhibit G (the “Subsidiaries Guaranty”) duly authorized, executed and delivered by each Wholly-Owned Domestic Subsidiary of the Borrower (other than any special purpose entity created for purposes of effecting, in whole or in part, any Permitted Securitization).”

(f) Section 9.02(b) of the Credit Agreement is hereby amended by deleting the text “other” appearing in clause (D) thereof and inserting the text “otherwise” in lieu thereof.

(g) Section 9.05 of the Credit Agreement is hereby amended by deleting the text “Existing Credit Agreements” appearing in clause (v) thereof and inserting the text “Existing Revolving Credit Agreement” in lieu thereof.

(h) Section 9.07 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“9.07 Maximum Leverage Ratio. The Borrower will not permit the Leverage Ratio as of the last day of any fiscal quarter following the Second Amendment Effective Date to be greater than 3.75:1.00.”

(i) The definition of “Applicable Margin” appearing in Section 11.01 of the Credit Agreement is hereby amended by replacing in its entirety the first paragraph thereof and the pricing table appearing therein with the following:

“Applicable Margin” shall mean (a) from and after the Second Amendment Effective Date until the date of delivery of any certificate in accordance with the first sentence of the following paragraph for any fiscal quarter or fiscal year, as the case may be, of the Borrower ending on or after April 23, 2016, a percentage per annum equal to (i) as to any Base Rate Loans, 0.50% and (ii) any Eurodollar Loans, 1.50% and (b) from and after each day of delivery of any certificate in accordance with the first sentence of the following paragraph for any fiscal quarter or fiscal year, as the case may be, of the Borrower ending on or after April 23, 2016 (each, a “Start Date”), to and including the applicable End Date described below, the Applicable Margins for all Term Loans shall (subject to any adjustment pursuant to the immediately succeeding paragraph) be those set forth below in the table under the caption “Pricing Table”, in each case opposite the Leverage Ratio indicated to have been achieved in any certificate delivered in accordance with the following sentence:

Pricing Table

Leverage Ratio	Applicable Margin for Term Loans maintained as Base Rate Loans	Applicable Margin for Term Loans maintained as Eurodollar Loans

Equal to or less than 0.50:1.00	0.00%	0.75%

Greater than 0.50:1.00 but less than or equal to 1.00:1.00	0.00%	0.875%

Greater than 1.00:1.00 but less than or equal to 1.50:1.00	0.00%	1.00%

Greater than 1.50:1.00 but less than or equal to 1.75:1.00	0.125%	1.125%

Greater than 1.75:1.00 but less than or equal to 2.25:1.00	0.25%	1.25%

Greater than 2.25:1.00 but less than or equal to 2.75:1.00	0.50%	1.50%

Greater than 2.75:1.00 but less than or equal to 3.25:1.00	0.75%	1.75%

Greater than 3.25:1.00	1.25%	2.25%

(j) The definition of “Code” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(k) The definition of “Defaulting Lender” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Defaulting Lender” shall mean any Lender any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a governmental authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such governmental authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such

Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower and each Lender.

(l) The definition of “Eurodollar Rate” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Eurodollar Rate” shall mean with respect to each Interest Period for a Eurodollar Loan, (i) (a) the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the commencement of such Interest Period by reference to the offered rate which appears on the page of the Reuters Screen which displays an average ICE Benchmark Administration Interest Settlement Rate (or successor thereto) (such page currently being the LIBOR01 page) for deposits (for delivery on the first day of such period) with a term equivalent to such Interest Period in Dollars, or (b) in the event the rate referenced in the preceding sub-clause (a) does not appear on such page or service or if such page or service shall cease to be available, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the commencement of such Interest Period by reference to the offered rate on such other page or other service which displays an average ICE Benchmark Administration Interest Settlement Rate (or successor thereto) for deposits (for delivery on the first day of such period) with a term equivalent to such Interest Period in Dollars, or (c) in the event the rates referenced in the preceding sub-clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent at which the Administrative Agent could borrow funds in the London interbank market at approximately 11:00 a.m. (London time) on the date that is 2 Business Days prior to the commencement of such Interest Period, were it to do so by asking for and then accepting offers in Dollars of amounts in same day funds comparable to the principal amount of the applicable Eurodollar Loan for which the Eurodollar Rate is then being determined and with maturities comparable to such Interest Period, divided by (ii) a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D); provided that if such rate is below zero, the Eurodollar Rate shall be deemed to be zero.

(m) The definition of “FATCA” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, and any intergovernmental agreement between a non-U.S. jurisdiction and the United States with respect to the foregoing and any law or regulation adopted pursuant to any such intergovernmental agreement.

(n) The definition of “Federal Funds Rate” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Federal Funds Rate” shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day or, if such rate is not so published for any day which is a Business Day, the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to DBNY on such day on such transactions as determined by the Administrative Agent; provided that if such rate is below zero, the Federal Funds Rate shall be deemed to be zero.

(o) The definition of “Lender Default” appearing in Section 11.01 of the Credit Agreement is hereby deleted in its entirety.

(p) Section 11.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:

“2016 Term Loan Credit Agreement” shall mean that certain Credit Agreement, dated as of April 19, 2016, among Flowers Foods, Inc., the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent, and the other parties party thereto (as amended, restated, supplemented and/or otherwise modified from time to time).

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Foreign Official” shall have the meaning provided in Section 7.08(c).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of Treasury (“OFAC”) or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (as of the Second Amendment Effective Date, the Crimea region, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated or blocked Persons maintained by OFAC, the U.S. Department of State, or by the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, (b) any Person organized or resident in a Sanctioned Country where doing business with such Person would be in violation of any applicable Sanctions law required to be observed or (c) any Person owned or controlled by any such Person referred to in preceding clauses (a) or (b).

“Second Amendment Effective Date” shall mean April 19, 2016.

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(q) Section 13.14 of the Credit Agreement is hereby amended by (i) deleting the text “above” and inserting the text “in this Section 13.14” in lieu thereof and (ii) inserting the text “in law” immediately following the text “resulting from changes” appearing therein.

(r) Section 13.17 of the Credit Agreement is hereby restated in its entirety as follows:

“The Administrative Agent, acting solely for purposes of this Section 13.17 as agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption Agreement delivered to it and a register (the “Register”) on which it will record the names and addresses of the Lenders, the Term Loan Commitments from time to time of each of the Lenders, the Term Loans made by each of the Lenders and each repayment in respect of the principal amount of the Term Loans of each Lender and the principal amounts (and stated interest) owing to each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Term Loans. With respect to any Lender, the transfer of the Term Loan Commitments of such Lender and the rights to the principal of, and interest on, any Term Loan made pursuant to such Term Loan Commitments shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Term Loan Commitments and Term Loans and prior to such recordation all amounts owing to the transferor with respect to such Term Loan Commitments and Term Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Term Loan Commitments and Term Loans shall be recorded by the Administrative Agent on the Register only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Administrative Agent for acceptance and registration of assignment or transfer of all or part of a Term Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Term Note (if any) evidencing such Term Loan, and thereupon one or more new Term Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender at the request of any such Lender.”

(s) Section 12.09 of the Credit Agreement is hereby amended by deleting the period (“.”) appearing at the end of clause (a) thereof and inserting the following text in lieu thereof:

“; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender.”

(t) Section 12.09 of the Credit Agreement is hereby amended by (i) renumbering clause (b) therein (and all references to such clause) as clause (c), (ii) renumbering clause (c) therein (and all references to such clause) as clause (d), (iii) renumbering clause (d) therein (and all references to such clause) as clause (e), (iv) renumbering clause (e) therein (and all references to such clause) as clause (f) and (v) inserting new Section 12.09(b) immediately following Section 12.09(a) of the Credit Agreement as follows:

“If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 15 Business Days (or such earlier day as shall be agreed by the Required Lenders), then such removal shall nonetheless become effective in accordance with such notice on such 15th Business Day following receipt of such notice (or such earlier date agreed by the Required Lenders, as applicable).”

(u) Section 13.04(b) of the Credit Agreement is hereby amended by inserting the text “and provided further that no such assignment under this sub-clause (x) may be made to any such Person that is, or would at such time constitute, a Defaulting Lender” immediately following the text “for the purposes of this sub-clause (x)(i)(B).”

(v) Section 13 of the Credit Agreement is hereby amended by inserting new Section 13.20 immediately following Section 13.19 of the Credit Agreement as follows:

“13.20 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(w) Exhibit D-1 through Exhibit D-4 of the Credit Agreement are hereby amended by replacing all references in each Exhibit to “IRS Form W-8BEN” with references to “IRS Form W-8BEN or W-8BEN-E, as applicable.”

(x) Notwithstanding anything to the contrary in this Second Amendment or the Credit Agreement, all accrued and unpaid interest in respect of the Term Loans that accrued prior to the Second Amendment Effective Date shall be calculated at the rates set forth in the definition of “Applicable Margin” without giving effect to this Second Amendment.

II.	Conditions Precedent to Effectiveness.

This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied; provided that if the following conditions are not satisfied by April 19, 2016, this Second Amendment shall not become effective and shall be of no force or effect with respect to the Credit Agreement:

1. The Borrower, the Administrative Agent and each other Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile, pdf or other electronic transmission) the same to the Administrative Agent.

2. The Administrative Agent shall have received a favorable customary legal opinion of Jones Day, counsel to the Credit Parties addressed to the Administrative Agent and each of the Lenders party to the Credit Agreement on the Second Amendment Effective Date and dated the Second Amendment Effective Date covering such matters incidental to this Second Amendment and the transactions contemplated hereby as the Administrative Agent may reasonably request.

3. The Administrative Agent shall have received (A) true and complete copies of resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance of the Credit Agreement and the Credit Documents, in each case as modified by this Second Amendment, certified as of the Second Amendment Effective Date by an Authorized Representative and attested to by another Authorized Representative of the Borrower as being in full force and effect without modification or amendment and (B) good standing certificates for the Borrower from the jurisdiction in which the Borrower is organized.

4. All of the representations and warranties made pursuant to Part III hereof shall be true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date).

5. Since January 2, 2016, nothing shall have occurred (and neither the Administrative Agent nor the Required Lenders shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

6. No litigation by any entity (private or governmental) shall be pending or threatened in writing with respect to the Credit Agreement, any other Credit Document or any other documentation executed in connection herewith and therewith or the transactions contemplated hereby and thereby, or which the Administrative Agent shall determine has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

7. The Borrower shall have paid all reasonable and documented out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to Section 13.01 of the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent.

8. Substantially simultaneously with the Second Amendment Effective Date, (x) that certain Fifth Amendment to Amended and Restated Credit Agreement in respect of the Existing Revolving Credit Agreement, dated of even date herewith, and (y) the 2016 Term Loan Credit Agreement, dated of even date herewith, in each case, in form and substance reasonably satisfactory to the Administrative Agent, shall have become effective pursuant to their respective terms.

9. The Administrative Agent shall have received such other documents, information or agreements regarding the Borrower as the Administrative Agent shall reasonably request.

III.	Representations and Warranties.

The Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Second Amendment:

1. The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action on the part of the Borrower.

2. This Second Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to general principles of equity.

3. All of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such specified date).

4. No Default or Event of Default has occurred and is continuing.

5. The Credit Agreement and all other Credit Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and to general principles of equity.

6. This Second Amendment (i) does not require, and will not conflict with, any order, consent, approval, license, authorization or validation of, or filing, recording or registration with or exemption by, any governmental or public body or authority, or subdivision thereof, (ii) will not violate any applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (iii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject and (iv) will not violate any provision of the Certificate or Articles of Incorporation or By-Laws (or equivalent organizational documents) of the Borrower or its Subsidiaries.

IV.	General Provisions.

1. Governing Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

2. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Second Amendment by facsimile or other electronic transmission shall have the same effect as delivery of a manually executed counterpart of this Second Amendment.

3. Severability. Any provision hereof which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without rendering the remaining provisions hereof invalid, illegal or unenforceable in such jurisdiction and without affecting the validity, legality or enforceability of any provision in any other jurisdiction.

4. Successors; Assignment. The terms of this Second Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or transfer any of its rights, obligations or interest hereunder without the prior written consent of each Lender.

5. Effect on Credit Documents. (i) Except as expressly set forth herein, this Second Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

6. Reference to Amendment. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as modified hereby. This Second Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name: R. Steve Kinsey
Title: Executive Vice President and Chief Financial Officer

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a Lender

By:	Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Bank of America, N.A.

By:	/s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title: Director

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Branch Banking and Trust Company

By:	/s/ Bradley B. Sands
Name: Bradley B. Sands
Title: Assistant Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Coöpertieve Rabobank U.A., New York Branch

By:	/s/ Sarah Fleet
Name: Sarah Fleet
Title: Vice President

[If second signature line is necessary:]

By:	/s/ Michael T. Harder
Name: Michael T. Harder
Title: Executive Director

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

REGIONS BANK

By:	/s/ Ryan Hammack
Name: Ryan Hammack
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

PNC Bank, National Association

By:	/s/ Robb Hoover
Name: Robb Hoover
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

THE NORTHERN TRUST COMPANY

By:	/s/ Kimberly A. Crotty
Name: Kimberly A. Crotty
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA

By:	/s/ Anthony Pistilli
Name: Anthony Pistilli
Title: Authorized Signatory

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, N.A.

By:	/s/ Thomas Forsberg
Name: Thomas Forsberg
Title: Senior Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

SUNTRUST BANK, as Lender

By:	/s/ Carlos Cruz
Name: Carlos Cruz
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

AgFirst Farm Credit Bank

By:	/s/ Neda K. Beal
Name: Neda K. Beal
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CoBank, ACB

By:	/s/ Zachary Carpenter
Name: Zachary Carpenter
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

Farm Credit Services of America, PCA

By:	/s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

[Signature Page to Second Amendment to Flowers Term Credit Agreement]

SIGNATURE PAGE TO THE SECOND AMENDMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN, TO THE CREDIT AGREEMENT, DATED AS OF APRIL 5, 2013, AND PREVIOUSLY AMENDED AS OF FEBRUARY 14, 2014, AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

GreenStone Farm Credit Services, ACA

By:	/s/ Shane Prichard
Name: Shane Prichard
Title: Lending Officer

[Signature Page to Second Amendment to Flowers Term Credit Agreement]